                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


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                        DATE OF REPORT: FEBRUARY 23, 2004



                                  FINDWHAT.COM
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Nevada                        0-27331                       88-0348835
(STATE OR OTHER             (COMMISSION FILE NO.)             (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                        5220 Summerlin Commons Boulevard
                            Fort Myers, Florida 33907
                                 (239) 561-7229
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.  OTHER EVENTS.

         On February 23, 2004, FindWhat.com, a Nevada corporation (the "Company"), issued a press release announcing its agreement to acquire Comet Systems, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 7.  EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                           Description

                99.1 Press Release, dated February 23, 2004, entitled "FindWhat.com Announces Agreement to Acquire Comet Systems."







                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                FINDWHAT.COM


Date:  February 23, 2004                        By: /s/ Phillip R. Thune
                                                    --------------------------
                                                    Chief Operating Officer and
                                                    Chief Financial Officer

                                  EXHIBIT INDEX

    Exhibit No.                         Description

       99.1 Press Release, dated February 23, 2004, entitled "FindWhat.com Announces Agreement to Acquire Comet Systems."



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